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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 24, 2004
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                                EXUS GLOBAL, INC.
             (Exact name of Registrant as Specified in its Charter)




            Nevada                         0-18049              91-1317131
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(State or Other Jurisdiction      (Commission file Number)   (IRS Employer
       of Incorporation)                                     Identification No.)



              115 E. 57th Street, 11th Floor, New York, NY         10022
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                (Address of Principal Executive Offices)         (Zip Code)



        Registrant's telephone number, including area code (212) 514-6600
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Item 4.    Change in Registrant's Certifying Accountant.


(a)(1) On May 24, 2004, HJ & Associates was engaged as the new principal independent accountants for Exus Global, Inc. (the "Registrant") and the Registrant dismissed the Registrant's principal independent accountants, Sherb & Co., LLP, which actions were recommended and approved by the Registrant's Board of Directors.

         The report of Sherb & Co., LLP on the financial statements for either of the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, scope or accounting principles. In addition, during Registrant's two most recent fiscal years and through May 24, 2003, there were no disagreements with Sherb & Co., LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures; which disagreements, if not resolved to the satisfaction of Sherb & Co., LLP would have caused that firm to make reference in connection with its reports to the subject matter of the agreements or a reportable event. Although the financial statements audited by Sherb & Co., LLP for the year ended December 31, 2003 contained an explanatory paragraph pertaining to the Company's ability to continue as a going concern, such financial statements did not contain any adjustment that might result from the uncertainty stated therein.

(a)(2) As of May 24, 2004, HJ & Associates was engaged as the new principal independent accountants, commencing with the interim financial statement review for the first quarter ending March 31, 2004, and the audit for the year ending December 31, 2004. The appointment of HJ & Associates was recommended and approved by the Registrant's Board of Directors. During the Registrant's two most recent fiscal years and through May 24, 2003, the Registrant did not consult HJ & Associates regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant by HJ & Associates that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or event identified in response to paragraph (a)(1)(iv) of Item 304, as those terms are used in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

(a)(3) The Registrant has provided Sherb & Co., LLP with a copy of this disclosure and has requested that Sherb & Co., LLP furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements. A copy of the letter from Sherb & Co. addressed to the SEC dated June 2, 2004 is filed as Exhibit 16.1 to this Current Report on Form 8-K.


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Item 7.    Financial Statements and Exhibits.
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           (a) Financial Statements.     N/A
           (b) Exhibits
                16.1 Letter from Sherb & Co. on change in certifying accountant.



                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EXUS GLOBAL, INC.



                                 By:         /s/ Isaac Sutton
                                             ----------------
                                             Isaac Sutton
                                             President, Chief Executive Officer
                                             and Financial Officer and Secretary